UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 12, 2010

NEXCEN BRANDS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-27707	20-2783217
(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 34th Floor, New York, NY	10019-5400
(Address of Principal Executive Offices)	(Zip Code)

(212) 277-1100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On March 12, 2010, NexCen Brands, Inc. (the “Company”) amended its existing bank credit facility (the “Facility”) by entering into a Waiver and Eighth Amendment (the “Waiver and Eighth Amendment”) by and among the Company, NexCen Holding Corporation, a wholly owned subsidiary of the Company (“Issuer”), certain of the Issuer’s subsidiaries (“Subsidiary Borrowers” or “Co-Issuers”) and BTMU Capital Corporation (“BTMUCC”).

This Waiver and Eighth Amendment modified certain provisions of the Facility to provide relief from certain requirements related to free cash flow margin and to provide separate audited financial statements for certain subsidiaries of the Company.  The Waiver and Eighth Amendment also corrected an inadvertent change to the principal repayment priorities under the Facility.  The material terms of the Waiver and Eighth Amendment:

•	waived a default related to the Issuer and Subsidiary Borrowers’ free cash flow margin for the twelve months ended February 28, 2010;

•
waived a default related to providing to BTMUCC by March 31, 2010 audited financial statements of the Issuer, the Co-Issuers and any Managers (as defined in the Facility) for the fiscal year ended December 31, 2009 so long as and only if the Issuer and each Co-Issuer cause to be delivered to BTMUCC, no later than March 31, 2010, the financial statements of the Issuer and each Co-Issuer and Manager for the fiscal year ended December 31, 2009, prepared in accordance with U.S. generally accepted accounting principles (applied on a consistent basis) and certified as being complete, true and correct by the Issuer and each Co-Issuer and Manager; and

•
reverted the payment priorities for any additional principal payments above and beyond the minimum principal payments under the Facility to the payment priorities which had been in effect immediately prior to an inadvertent change to the payment priorities by the Waiver and Sixth Amendment to the Facility, dated January 14, 2010, which provides for the following order of priority: (1) to the Brand Notes, (2) 60% to the Class A Franchise Notes, and then 40% to the Class B Franchise Note, and (3) to the Deficiency Note.

The foregoing description of the Waiver and Eighth Amendment and the modifications contained therein does not purport to be complete and is qualified in its entirety by the terms and conditions of such Waiver and Eighth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.  Additional information regarding the terms and conditions of the Facility are included in the Company’s Current Reports on Form 8-K filed with the Securities Exchange Commission on August 21, 2008, December 29, 2008, January 29, 2009, July 20, 2009, August 7, 2009, January 15, 2010 and February 12, 2010.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As discussed above in Item 1.01, the Company amended its existing bank credit facility.  The descriptions in Item 1.01 are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1           Waiver and Eighth Amendment dated March 12, 2010, by and among NexCen Brands, Inc., NexCen Holding Corporation, the Subsidiary Borrowers parties thereto, and BTMU Capital Corporation.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 17, 2010.

NEXCEN BRANDS, INC.

/s/ Sue J. Nam
By:	Sue J. Nam
Its:	General Counsel